UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018
MoneyGram International, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552

Not applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry into a Material Definitive Agreement.
On November 8, 2018, MoneyGram International, Inc. (the “Company”) announced that it entered into (1) an Amendment to and Extension of Deferred Prosecution Agreement (the “Amended DPA”) with the U.S. Department of Justice, Criminal Division, Money Laundering and Asset Recovery Section (“U.S. DOJ”) and the U.S. Attorney’s Office for the Middle District of Pennsylvania (the “MDPA,” collectively with the U.S. DOJ, the “Government”) and (2) a Stipulated Order for Compensatory Relief and Modified Order for Permanent Injunction (the “Consent Order”) with the Federal Trade Commission (“FTC”). The motions underlying the Amended DPA and Consent Order focus primarily on the Company’s anti-fraud and anti-money laundering programs, including whether the Company had adequate controls to prevent third parties from using its systems to commit fraud. The Amended DPA amended and extended the original Deferred Prosecution Agreement (“DPA”) dated November 9, 2012 by and between the Company and the Government. The DPA, Amended DPA and Consent Order are collectively referred to herein as the “Agreements.”
Under the Agreements, the Company will, among other things, (1) pay an aggregate amount of $125 million to the Government, of which $70 million must be paid within ten business days from the date of the Amended DPA and the remaining $55 million must be paid eighteen months after the date of the Amended DPA, to be used to reimburse consumers who were the victims of third-party fraud conducted through the Company’s money transfer services, and (2) continue to retain an independent compliance monitor until May 10, 2021 to review and assess actions taken by the Company under the Agreements to further enhance its compliance program. No separate payment to the FTC is required under the Agreements. If the Company fails to comply with the Agreements, it could face criminal prosecution, civil litigation, significant fines, damage awards or regulatory consequences which could have a material adverse effect on the Company's business, financial condition, results of operations, and cash flows.
The foregoing summary of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K and incorporated by reference into this Item 1.01. The Company’s press release announcing its entry into the Agreements is attached as Exhibit 99.1.
Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the Agreements entered into with the U.S. federal government and the effect of the Agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of MoneyGram's public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram's annual report on Form 10-K for the year ended December 31, 2017 and quarterly report on Form 10-Q for the quarter ended September 30, 2018.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Deferred Prosecution Agreement dated November 9, 2012 by and between MoneyGram International, Inc. and the United States Department of Justice and the United States Attorney's Office for the Middle District of Pennsylvania

10.2
Amendment to and Extension of Deferred Prosecution Agreement dated November 8, 2018 by and between MoneyGram International, Inc. and the United States Department of Justice and the United States Attorney's Office for the Middle District of Pennsylvania

10.3	Stipulated Order for Compensatory Relief and Modified Order for Permanent Injunction dated November 8, 2018 by and between MoneyGram International, Inc. and the Federal Trade Commission
99.1	Press release issued by MoneyGram International, Inc. on November 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ F. Aaron Henry
Name:	F. Aaron Henry
Title:	General Counsel and Corporate Secretary
Date:    November 8, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Deferred Prosecution Agreement dated November 9, 2012 by and between MoneyGram International, Inc. and the United States Department of Justice and the United States Attorney's Office for the Middle District of Pennsylvania

10.2
Amendment to and Extension of Deferred Prosecution Agreement dated November 8, 2018 by and between MoneyGram International, Inc. and the United States Department of Justice and the United States Attorney's Office for the Middle District of Pennsylvania

10.3	Stipulated Order for Compensatory Relief and Modified Order for Permanent Injunction dated November 8, 2018 by and between MoneyGram International, Inc. and the Federal Trade Commission
99.1	Press release issued by MoneyGram International, Inc. on November 8, 2018